K O P P   F U N D S


               Kopp Emerging Growth Fund
    Supplement to Prospectus dated January 25, 2000
         and Supplement dated February 8, 2000


Since February 8, 2000, the Kopp Emerging Growth Fund has been closed to new investors. Recently, owing to market conditions, the Fund's assets have fallen below
$1 billion and the Advisor has decided to reopen the Fund to new investors effective immediately.

Due to the extremely volatile nature of today's stock market, the Advisor believes that the Fund should remain open to new investors until the Fund's assets have reached a sustainable level of $1 billion or more for 90 consecutive days. At the end of the 90-day period, we will notify each shareholder of the Fund's intention to close on a specified date.

If you have any questions please do not hesitate to contact the Fund or Kopp Investment Advisors at 1-888-
533-KOPP or www.koppfunds.com.


      The date of this Supplement is May 1, 2000.
  Please keep this Supplement and the Prospectus for
                     your records.